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               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C.  20549



                            FORM 8-K



                         Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 28, 1996
                                                 ---------------


                           H&R BLOCK, INC.
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     (Exact name of registrant as specified in its charter)


  Missouri                  1-6089               44-0607856
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(State or other          (Commission           (I.R.S. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



           4400 Main Street
         Kansas City, Missouri                      64111
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including are code: (816) 753-6900
                                                   --------------

                        Not Applicable
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  (Former name or former address, if changed since last report)
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Item  5.  Other Events.

     On August 28, 1996, H & R Block, Inc. issued a press release announcing that its Board of Directors had decided not to present to shareholders at its September 11 annual meeting the proposed spin-off of CompuServe Corporation.

     Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release referred to above.

Item 7.   Exhibits.

99.1      Press Release, dated August 28, 1996.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                H & R BLOCK, INC.

Dated: August 28, 1996

                                By: /s/ Frank L. Salizzoni
                                    ---------------------------
                                    President & Chief
                                    Executive Officer
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                          EXHIBIT INDEX


Exhibit                                                Sequential
Number        Description                              Page No.
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99.1          Press Release, dated August 28, 1996